UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

August 24, 2004

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota (State or other jurisdiction of incorporation)	1-13471 (Commission File Number)	41-1656308 (IRS Employer Identification No.)

6470 Sycamore Court North, Maple Grove, Minnesota (Address of principal executive offices)	55369 (Zip Code)

Registrant's telephone number, including area code (763) 392-6200

_______________________________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Principal Officer.

On August 24, 2004, Ms. Denni J. Lester, the Company’s Vice President of Finance and Chief Financial Officer, submitted her resignation. Her last date of employment has not yet been determined.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc. (Registrant)
Date: August 30, 2004	By /s/ Scott F. Drill Scott F. Drill, President and Chief Executive Officer